Exhibit H(17)

THIRD AMENDMENT TO PARTICIPATION AGREEMENT

Among

MML SERIES INVESTMENT FUND

And

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

And

MML BAY STATE LIFE INSURANCE COMPANY

And

C.M. LIFE INSURANCE COMPANY

THIS AMENDMENT dated [April 9], 2010 amends the Participation Agreement entered into as of 17th day of November, 2005, as amended to date, (the “Agreement”) by and among Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, C.M. Life Insurance Company, each on their own behalf and on behalf of each segregated asset account of each insurance company, and MML Series Investment Fund.

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

The following Recital is hereby added:

WHEREAS, MML Trust has obtained an order from the Securities and Exchange Commission, dated September 15, 2009 (File No. 812-13611) granting Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the “1940 Act”) and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Funds to be sold to and held by variable annuity and variable life insurance separate accounts of affiliated and non-affiliated life insurance companies (hereinafter the “Mixed and Shared Funding Exemptive Order”); and

The last sentence in Article V, Section 5.2 is hereby replaced by the following:

“MML Trust shall not be responsible for the costs of printing or distributing any materials to Contract owners, except as provided in Article III, Section 3.1 above or in Article V, Section 5.3 below.”

The following section is hereby added to Article VII:

7.8 Each Company, at least annually and more frequently if deemed appropriate by the MML Trust Board, shall provide to the MML Trust Board such reports, materials or data as the MML Trust Board reasonably may request so that the Board may fully carry out the obligations imposed upon it by the conditions contained in the Mixed and Shared Funding Exemptive Order application.

Schedule A of the Agreement is deleted in its entirety and replaced with Schedule A attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto affixed their respective authorized signatures as of the date set forth above.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY:		MML SERIES INVESTMENT FUND

By its authorized officer		By its authorized officer

By:	/s/ Richard J. Byrne	By:	/s/ Richard J. Byrne

Print Name:	Richard J. Byrne	Print Name:	Richard J. Byrne

Title:	Vice President	Title:	President

MML BAY STATE LIFE INSURANCE COMPANY:		C.M. LIFE INSURANCE COMPANY

By its authorized officer		By its authorized officer

By:	/s/ Richard J. Byrne	By:	/s/ Richard J. Byrne

Print Name:	Richard J. Byrne	Print Name:	Richard J. Byrne

Title:	Vice President	Title:	Vice President

Schedule A

MML Series Investment Fund

Separate Account	Date Established	LOB Separate Accounts

Massachusetts Mutual Variable Annuity Separate Account 4	July 9, 1997	VA

•    MML Aggressive Allocation Fund

•    MML American Funds Core Allocation Fund

•    MML American Funds Growth Fund

•    MML American Funds International Fund

•    MML Asset Allocation Fund

•    MML Balanced Allocation Fund

•    MML Blue Chip Growth Fund

•    MML Concentrated Growth Fund

•    MML Conservative Allocation Fund

•    MML Emerging Growth Fund

•    MML Equity Income Fund

•    MML Equity Index Fund

•    MML Foreign Fund

•    MML Global Fund

•    MML Growth Allocation Fund

•    MML Growth & Income Fund

•    MML Income & Growth Fund

•    MML Large Cap Growth Fund

•    MML Large Cap Value Fund

•    MML Mid Cap Growth Fund

•    MML Mid Cap Value Fund

•    MML Moderate Allocation Fund

•    MML NASDAQ-100® Fund

•    MML Small Cap Growth Equity Fund

•    MML Small Cap Index Fund

•    MML Small Company Value Fund

•    MML Small/Mid Cap Value Fund

Schedule A (continued)

MML Series Investment Fund

Separate Account	Date Established	LOB Separate Accounts

C.M. Multi-Account A	August 3, 1994	VA

•    MML Aggressive Allocation Fund

•    MML American Funds® Core Allocation Fund

•    MML American Funds® Growth Fund

•    MML American Funds® International Fund

•    MML Asset Allocation Fund

•    MML Balanced Allocation Fund

•    MML Blue Chip Growth Fund

•    MML Concentrated Growth Fund

•    MML Conservative Allocation Fund

•    MML Emerging Growth Fund

•    MML Equity Income Fund

•    MML Equity Index Fund

•    MML Foreign Fund

•    MML Global Fund

•    MML Growth Allocation Fund

•    MML Growth & Income Fund

•    MML Income & Growth Fund

•    MML Large Cap Growth Fund

•    MML Large Cap Value Fund

•    MML Mid Cap Growth Fund

•    MML Mid Cap Value Fund

•    MML Moderate Allocation Fund

•    MML NASDAQ-100® Fund

•    MML Small Cap Growth Equity Fund

•    MML Small Cap Index Fund

•    MML Small Company Value Fund

•    MML Small/Mid Cap Value Fund

Panorama Separate Account • MML Equity Index Fund • MML NASDAQ-100® Fund • MML Small Cap Index Fund	June 23, 1981	VA

Panorama Plus Separate Account	September 25, 1991	VA
• MML Income & Growth Fund • MML Mid Cap Growth Fund

Schedule A (continued)

MML Series Investment Fund

Separate Account	Date Established	LOB Separate Accounts

Massachusetts Mutual Variable Life Separate Account I	July 13, 1988	VL

•    MML Aggressive Allocation Fund

•    MML Asset Allocation fund

•    MML Balanced Allocation Fund

•    MML Blue Chip Growth Fund

•    MML Concentrated Growth Fund

•    MML Conservative Allocation Fund

•    MML Emerging Growth Fund

•    MML Equity Income Fund

•    MML Equity Index Fund

•    MML Foreign Fund

•    MML Global Fund

•    MML Growth & Income Fund

•    MML Growth Allocation Fund

•    MML Income & Growth Fund

•    MML Large Cap Value Fund

•    MML Mid Cap Growth Fund

•    MML Mid Cap Value Fund

•    MML Moderate Allocation Fund

•    MML NASDAQ-100® Fund

•    MML Small Cap Growth Equity Fund

•    MML Small Cap Index Fund

•    MML Small/Mid Cap Value Fund

Massachusetts Mutual Variable Life Separate Account III	Feb. 12, 2000	VL
• MML Blue Chip Growth Fund • MML Emerging Growth Fund • MML Equity Index Fund • MML Large Cap Value Fund • MML Small Cap Growth Equity Fund

C.M. Life Variable Life Separate Account I	Feb. 2, 1995	VL
• MML Blue Chip Growth Fund • MML Emerging Growth Fund • MML Equity Index Fund • MML Large Cap Value Fund • MML NASDAQ-100® Fund • MML Small Cap Growth Equity Fund

MML Bay State Variable Life Separate Account I	June 9, 1982	VL
• MML Equity Index Fund

MML Bay State Variable Life Separate Account II	Nov. 22, 1988	VL
• MML Equity Index Fund